EXHIBIT 99.1


THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PERFISANS HOLDINGS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                          SECURED CONVERTIBLE TERM NOTE

         FOR VALUE RECEIVED, PERFISANS HOLDINGS, INC., a Maryland corporation (the "BORROWER" or the "COMPANY"), hereby promises to pay to Platinum Value Arbitrage Fund LP (the "HOLDER") or its registered assigns or successors in interest, the sum of Five Hundred Thousand Dollars ($500,000), together with any accrued and unpaid interest hereon, on September 17, 2006 (the "MATURITY DATE") if not sooner paid or converted.

         Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof between the Borrower and the Holder (the "PURCHASE AGREEMENT").

         The following terms shall apply to this Note:

                                    ARTICLE I
                                    INTEREST

         1.1 (a) INTEREST RATE. Subject to Sections 1.1(b), 4.12 and 5.6 hereof, interest payable on this Note shall accrue at a rate per annum (the "Interest Rate") equal to seven percent (7%) per annum. Interest on the Principal Amount shall be payable semi-annually in cash or common stock, at the Borrower's option. In addition, beginning on August 17, 2005 (five months from the date of this Note) and continuing on the same day of each successive month thereafter, the Borrower must repay 1/13th of the aggregate face amount of this Note, (the "Monthly Amount"), either in cash or common stock, at the Company's option (each, a "REPAYMENT DATE").











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

                                   ARTICLE II
                                    REPAYMENT

         2.1 (a) PAYMENT OF MONTHLY AMOUNT IN CASH OR COMMON STOCK. If the Monthly Amount (or a portion thereof of such Monthly Amount if such portion of the Monthly Amount would have been converted into shares of Common Stock but for
Section 2.2) is required to be paid in cash, then the Borrower shall pay the Holder an amount equal to 110% of the Monthly Amount due and owing to the Holder on the Repayment Date in cash. If the Monthly Amount (or a portion of such Monthly Amount if not all of the Monthly Amount may be converted into shares of Common Stock pursuant to this Section) may be paid in shares of Common Stock pursuant to this Section the number of such shares to be issued by the Borrower to the Holder on such Repayment Date (in respect of such portion of the Monthly Amount converted into shares of Common Stock), shall be the number determined by dividing (x) the Monthly Amount to be converted into shares of Common Stock, by
(y) an amount equal to a 25% discount to the volume weighted average price (the "VWAP") of the Company's common stock for the ten trading days immediately preceding (but not including) the applicable Repayment Date. The Borrower may not elect to pay a Monthly Amount due on a Repayment Date in Common Stock in amount of shares of Common Stock which would exceed in the aggregate for all Holders of Notes similar to this Note, fifteen percent (15%) of the aggregate daily trading volume for the seven trading days preceding the Repayment Date multiplied by the average volume weighted average price of the Common stock as reported by Bloomberg, L.P. for the Principal Market using the AQR function ("VWAP") for the seven trading days preceding the "Repayment Date." The right to repay the Note in shares of common stock on each Repayment Date is subject to the condition that the registration statement registering such shares must be effective and available for use by the Holder on each Repayment Date and the Borrower must give the Holder ten (10) days notice of its intent to utilize shares for the repayment.

             (b) APPLICATION OF CONVERSION AMOUNTS. Any amounts converted by the Holder pursuant to Sections 2.1 or 3 hereof, shall be deemed to constitute payments of, or applied against, (i) first, outstanding fees, (ii) second, accrued interest on the Principal Amount, and (iii) third the Principal Amount.

         2.2 NO EFFECTIVE REGISTRATION. Notwithstanding anything to the contrary herein, no amount payable hereunder may be converted into Common Stock unless
(a) either (i) an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the shares of Common Stock to be issued in satisfaction of such obligations exists, or (ii) an exemption from registration of the Common Stock is available pursuant to Rule 144 of the Securities Act, and (b) no Event of Default hereunder exists and is continuing, unless such Event of Default is cured within any applicable cure period or is otherwise waived in writing by the Holder in whole or in part at the Holder's option.

         2.3 OPTIONAL REDEMPTION OF PRINCIPAL AMOUNT. The Borrower will have the option of prepaying up to 50% of the outstanding Principal Amount ("OPTIONAL REDEMPTION"), in whole or in part, by paying to the Holder a sum of money equal to one hundred twenty five percent (125%) of the Principal Amount to be redeemed, together with accrued but unpaid interest thereon and any and all

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

other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any Related Agreement (the "REDEMPTION AMOUNT") on the day written notice of the optional redemption is given to the Holder. The ability of the Borrower to effect an Optional Redemption is conditioned upon the Borrower having an effective registration statement covering the shares of common stock issuable upon conversion of the Note and the exercise of the Warrants at the time of the Optional Redemption. The Notice of the Optional Redemption shall specify the date for such Optional Redemption (the "REDEMPTION PAYMENT DATE"), which date shall be not less than seven (7) business days after the date of the Notice of Redemption (the "REDEMPTION PERIOD"). A Notice of the Optional Redemption shall not be effective with respect to any portion of the Principal Amount for which the Holder has a pending election to convert pursuant to
Section  3.1, or for  conversions  initiated  or made by the Holder  pursuant to
Section 3.1 during the Redemption Period. The Redemption Amount shall be determined as if such Holder's conversion elections had been completed immediately prior to the date of the Notice of the Optional Redemption. On the Redemption Payment Date, the Redemption Amount shall be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then such Notice of the Optional Redemption will be null and void.


                                   ARTICLE III
                                CONVERSION RIGHTS

         3.1. HOLDER'S CONVERSION RIGHTS. Subject to Section 2.2, the Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, together with interest and fees due hereon, into shares of Common Stock, subject to the terms and conditions set forth in this Article III. The Holder may exercise such right by delivery to the Borrower of a written Notice of Conversion pursuant to
Section 3.3.

         3.2 MANDATORY CONVERSION. The Company may cause the Holder to convert the Notes into Common Stock if (i) the condition in Section 2.2 is met; (ii) if the closing price of the Common Stock exceeds 200% of the Conversion Price, then in effect, for each of the twenty consecutive trading days immediately preceding the date that the Mandatory Conversion Notice is given by the Company; and (iii) the average daily trading volume for the Common Stock during such twenty consecutive trading day period exceeds 1,000,000 shares. After, the above conditions are met, the Company may give the Holder notice that it is required to convert the Note (the "Mandatory Conversion Notice").

         3.3 MECHANICS OF HOLDER'S CONVERSION. (a) In the event that the Holder elects to convert any amounts outstanding under this Note into Common Stock pursuant to Section 3.1 hereof, the Holder shall give notice of such election by delivering an executed and completed notice of conversion (a "NOTICE OF CONVERSION") to the Borrower, which Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Borrower within two (2) business

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

days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a "CONVERSION DATE". A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

             (b) Pursuant to the terms of a Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel, if so required by the Borrower's transfer agent, within one (1) business day of the date of the delivery to Borrower of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder. In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such shares of Common Stock, unless the Holder provides the Borrower written instructions to the contrary.

         3.4 CONVERSION MECHANICS.

             (a) The number of shares of Common Stock to be issued upon each conversion of this Note pursuant to this Article III shall be determined by dividing that portion of the Principal Amount and interest and fees to be converted, if any, by the then applicable Fixed Conversion Price. The Fixed Conversion Price shall be $.3375 per share (75% of the five day average closing price for the five days preceding, but not including the date of this Note). In the event of any conversions of outstanding obligations under this Note in part pursuant to this Article III, such conversions shall be deemed to constitute conversions (i) first, of the Monthly Amount for the current calendar month,
(ii) then of outstanding Principal Amount, by applying the conversion amount to Monthly Principal Amounts for the remaining Repayment Dates in chronological order, and (iii) then of the accrued interest on the Principal Amount.

             (b) ADJUSTMENTS. The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion is subject to adjustment from time to time upon the occurrence of certain events, as follows:

                 A. STOCK SPLITS, COMBINATIONS AND DIVIDENDS. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Fixed Conversion Price or the Conversion Price, as the case may be, shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                 B. RESERVATION OF SHARES. During the period the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient


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         number of shares to provide for the  issuance of Common  Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

                           C. SHARE ISSUANCES. Subject to the provisions of this
         Section 3.4, if the Borrower shall at any time prior to the conversion or repayment in full of the Principal Amount issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to Subsections A or B above; (ii) pursuant to options, warrants or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; or
         (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Borrower); for a consideration per share (the "OFFER PRICE") less than the Fixed Conversion Price in effect at the time of such issuance, then the Fixed Conversion Price shall be immediately reset to such lower Offer Price at the time of issuance of such securities. For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the Fixed Conversion Price at the time of issuance of such securities.

                           D. RECLASSIFICATION, ETC. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

         3.5 ISSUANCE OF REPLACEMENT NOTE. Upon any partial conversion of this Note, a replacement Note containing the same date and provisions of this Note shall, at the written request of the Holder, be issued by the Borrower to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid. Subject to the provisions of
Article IV, the Borrower will pay no costs, fees or any other consideration to the Holder for the production and issuance of a replacement Note.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

           Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable. In the event of such an acceleration, the amount due and owing to the Holder shall be one hundred twenty five percent (125%) of the outstanding principal amount of the Note (plus accrued and unpaid interest and fees, if


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any) (the "DEFAULT PAYMENT").  The Default Payment shall be applied first to any fees due and payable to Holder pursuant to this Note, the Purchase Agreement or the Related Agreements, then to accrued and unpaid interest due on the Note and then to outstanding principal balance of the Note.

         The occurrence of any of the following events set forth in Sections 4.1 through 4.10, inclusive, is an "EVENT OF DEFAULT":

         4.1 FAILURE TO PAY PRINCIPAL, INTEREST OR OTHER FEES. The Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, or the Borrower fails to pay when due any amount due under any other promissory note issued by Borrower, and in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

         4.2 BREACH OF COVENANT. The Borrower breaches any covenant or any other term or condition of this Note or the Purchase Agreement in any material respect, or the Borrower or the Subsidiary breaches any covenant or any other term or condition of any Related Agreement in any material respect and, any such case, such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

         4.3 BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by the Borrower in this Note or the Purchase Agreement, or by the Borrower or the Subsidiary in any Related Agreement, shall, in any such case, be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

         4.4 RECEIVER OR TRUSTEE. The Borrower or the Subsidiary shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

         4.5 JUDGMENTS. Any money judgment, writ or similar final process shall be entered or filed against the Borrower or the Subsidiary or any of their respective property or other assets for more than $150,000 and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days.

         4.6 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or the Subsidiary.

         4.7 STOP TRADE. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, or any securities exchange or other securities market on which the Common


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Stock is then being listed or traded).

         4.8 FAILURE TO DELIVER COMMON STOCK OR REPLACEMENT NOTE. The Borrower shall fail (i) to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note, and the Purchase Agreement, if such failure to timely deliver Common Stock shall not be cured within two (2) business days or
(ii) to deliver a replacement Note to Holder within seven (7) business days following the required date of such issuance pursuant to this Note, the Purchase Agreement or any Related Agreement (to the extent required under such agreements).

         4.9 DEFAULT UNDER RELATED AGREEMENTS OR OTHER AGREEMENTS. The occurrence and continuance of any Event of Default (as defined in the Purchase Agreement or any Related Agreement) or any event of default (or similar term) under any other indebtedness.

         4.10 CHANGE IN CONTROL. The occurrence of a change in the controlling ownership of the Borrower.

                           DEFAULT RELATED PROVISIONS

         4.11 RESERVATION. During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than one hundred fifty percent (150%) of the number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note. Notwithstanding the above, the Holder acknowledged that the Company currently has approximately 10,000,000 shares of Common Stock available for issuance all of which has been reserved for conversion of the Notes and any exercise of the Warrants issued in connection with the Securities Purchase Agreement.

         4.12 DEFAULT INTEREST RATE. Following the occurrence and during the continuance of an Event of Default, the Borrower shall pay additional interest on this Note in an amount equal to two percent (2%) per month, and all outstanding obligations under this Note, including unpaid interest, shall continue to accrue such additional interest from the date of such Event of Default until the date such Event of Default is cured or waived.

         4.13  CONVERSION  PRIVILEGES.  The  conversion  privileges set forth in
Article III shall remain in full force and effect immediately from the date hereof and until this Note is paid in full.

         4.14 CUMULATIVE REMEDIES. The remedies under this Note shall be cumulative.



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                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         5.2 NOTICES. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the Purchase Agreement executed in connection herewith, and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to Simon Kogan, 39 Broadway, Suite 2250, New York, New York 10006 facsimile number (212) 482-8104, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto. A Notice of Conversion shall be deemed given when made to the Borrower pursuant to the Purchase Agreement.

         5.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued pursuant to Section 3.5 hereof, as it may be amended or supplemented.

         5.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. This Note shall not be assigned by the Borrower without the consent of the Holder.

         5.5 GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.


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         5.6  MAXIMUM  PAYMENTS.  Nothing  contained  herein  shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

         5.7 SECURITY INTEREST. The Holder has been granted a security interest in certain assets of the Borrower and the Subsidiary as more fully described in the Security Agreement dated as of the date hereof.

         5.8 CONSTRUCTION. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

         5.9 COST OF COLLECTION. If default is made in the payment of this Note, the Borrower shall pay to Holder reasonable costs of collection, including reasonable attorney's fees.

         [Balance of page intentionally left blank; signature page follows.]









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         IN WITNESS  WHEREOF,  the Borrower has caused this Note to be signed in its name effective as of this __ day of March, 2005.

                                          PERFISANS HOLDINGS, INC.

                                          By:
                                             ---------------------------------
                                              Name:
                                              Title:

WITNESS:







-------------------------------





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                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be executed by the Holder in order to convert all or part of the Note into Common Stock

[Name and Address of Holder]


The Undersigned hereby converts $_________ of the principal due on [specify applicable Repayment Date] under the Convertible Term Note issued by Perfisans Holdings, Inc. dated March __, 2005 by delivery of Shares of Common Stock of Perfisans Holdings, Inc. on and subject to the conditions set forth in Article III of such Note.

1.       Date of Conversion
                                   ---------------------------
2.       Shares To Be Delivered:
                                   ---------------------------

                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------
















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